Exhibit 99.1
Dana Holding Corporation Reports Solid Third-Quarter 2009 Results
Continued Cost Savings, Operational Improvements, and Successful Equity Offering Contribute to Strong Liquidity, Improved Balance Sheet
•	EBITDA of $101 million, up $7 million over second quarter

•	Sales of $1,329 million, a 12-percent increase over prior quarter

•	Positive free cash flow nearly doubled to $145 million

•	Successful equity offering raises $250 million

•	Net debt reduced by 67% to $182 million

•	Available liquidity increased by 39% to $920 million
MAUMEE, Ohio — November 3, 2009 — Dana Holding Corporation (NYSE: DAN) today announced continued improved results for the third-quarter of 2009.
Earnings before interest, taxes, depreciation, amortization, and restructuring (EBITDA) was $101 million, up $7 million from the prior quarter. The improvement was primarily driven by increased production volumes and operational improvements.
The company narrowed its third-quarter net loss to $38 million, compared to a loss of $256 million during the same period last year. Third-quarter sales of $1,329 million, while down 31 percent from the same period last year, increased by $139 million compared with the prior quarter. The increase in sales over the past quarter was the result of an improving industry across most segments and regions.
Successful Equity Offering Raises $250 Million for Debt Repayment, Growth Opportunities
Dana recently completed a successful public offering of common stock that raised approximately $250 million, including $33 million in proceeds from the sale of additional shares sold in October. The company intends to use the net proceeds from the offering for general corporate purposes, including restructuring of operations, and to maintain flexibility for future growth. Additionally, in accordance with its credit agreement, the company used approximately 50 percent of the proceeds to repay debt.
At September 30, 2009, cash balances had increased to $814 million, compared to $553 million at June 30, 2009. Total available liquidity rose by 39 percent to $920 million, while net debt was reduced to $182 million, a 67-percent decrease from the second quarter.
“We are pleased that our cost savings and operational improvements continued to take hold during the third quarter,” said Dana President and CEO Jim Sweetnam. “In combination with the successful equity offering, these improvements have provided us with strong liquidity and an improved balance sheet. “While there is certainly more to do, we are well positioned for growth opportunities moving forward.”

Restructuring Actions Leading to Higher Margins
Despite reduced production volumes during the first nine months of 2009, Dana’s cost reductions and pricing improvements resulted in significant margin improvement over the same period one year ago. Third-quarter 2009 gross margin was 6.2 percent, compared with 2.5 percent in the same period in 2008.
The increase in positive free cash flow, $145 million compared with $73 million during the second quarter, was driven by continued improvements in EBITDA and management of working capital.
Nine-Month Results
Sales for the nine months ended September 30, 2009, were $3,735 million, which compares with $6,574 million for the same period in 2008. For the first nine months of 2009, the company reported a net loss of $195 million compared with net income of $281 million for the same period in 2008. The nine-month 2008 results include a net gain of $754 million recognized in connection with the company’s emergence from bankruptcy and application of fresh start accounting. EBITDA for the first nine months of 2009 was $211 million, compared with EBITDA of $345 million during the same period in 2008.
In addition, cost reduction efforts contributed to a more than $200 million increase in year-to-date cost reductions compared with 2008.
“We remain on target to achieve our 2009 objectives for cost reductions, pricing improvements, and cash generation,” Sweetnam added. “At a macro level, we are seeing a very gradual improvement in the broader economy, which supports our outlook for modest near-term recovery in the majority of our global markets.”
* * *
Dana to Host Third-Quarter Conference Call at 10:30 a.m. Today
Dana will discuss its third-quarter results in a conference call at 10:30 a.m. EST today. Participants may listen to the audio portion of the conference call either through audio streaming online or by telephone. Slide viewing is only available online via a link provided on the Dana Investor Web site. To dial into the conference call, domestic locations should call 1-888-311-4590 (Conference I.D. # 36174063). International locations should call 1-706-758-0054 (Conference I.D. # 36174063). Please ask for the Dana Holding Corporation Financial Webcast and Conference Call. Phone registration will be available beginning at 10 a.m. EST. An audio recording of the call will be available after 5 p.m. To access this recording, please dial 1-800-642-1687 (U.S. or Canada) or 1-706-645-9291 (international) and enter the conference I.D. number 36174063. A webcast replay will also be available after 5 p.m. today, and may be accessed via the Dana Investor Web site.

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Non-GAAP Measures
In connection with Dana’s emergence from bankruptcy on January 31, 2008, and the application of fresh start accounting in accordance with the provisions of the American Institute of Certified Public Accountants’ Statement of Position 90-7, the post-emergence results of the successor company for the eight months ended September 30, 2008 and the pre-emergence results of the predecessor company for the one month ended January 31, 2008 are presented separately as successor and predecessor results in the financial statements presented in accordance with generally accepted accounting principles (GAAP). This presentation is required by GAAP as the successor company is considered to be a new entity and the results of the new entity reflect the application of fresh start accounting. For the readers’ convenience and interest in this earnings release, we have combined the separate successor and predecessor periods to derive combined results for the nine months ended September 30, 2008. The financial information accompanying this release provides the separate successor and predecessor GAAP results for the applicable periods, along with the combined results described above for the first nine months of 2008.
This release refers to EBITDA, which we’ve defined to be earnings before interest, taxes, depreciation, amortization and restructuring. EBITDA is a non-GAAP financial measure, and the measure currently being used by Dana as the primary measure of its reportable operating segment performance. EBITDA was selected as the primary measure for operating segment performance as well as a relevant measure of Dana’s overall performance given the enhanced comparability and usefulness after application of fresh start accounting. The most significant impact to Dana’s ongoing results of operations as a result of applying fresh start accounting is higher depreciation and amortization.
By using EBITDA, which is a performance measure that excludes depreciation and amortization, the comparability of results is enhanced. Management also believes that EBITDA is an important measure since the financial covenants of our primary debt agreements are EBITDA-based, and our management incentive performance programs are based, in part, on EBITDA. Because it is a non-GAAP measure, EBITDA should not be considered a substitute for net income or other reported results prepared in accordance with GAAP. The financial information accompanying this release provides a reconciliation of EBITDA for the periods presented to the reported income (loss) from continuing operations before income taxes, which is a GAAP measure.
Forward-Looking Statements
Certain statements and projections contained in this news release are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

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Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this news release speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.
About Dana Holding Corporation
Dana is a world leader in the supply of axles; driveshafts; and structural, sealing, and thermal-management products; as well as genuine service parts. The company’s customer base includes virtually every major vehicle manufacturer in the global automotive, commercial vehicle, and off-highway markets. Based in Maumee, Ohio, the company employs approximately 23,000 people in 26 countries and reported 2008 sales of $8.1 billion. For more information, please visit: www.dana.com.

Investor Contact	Media Contact

Lillian Etzkorn: 419.887.5160	Chuck Hartlage: 419.887.5123

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DANA HOLDING CORPORATION
Consolidated Statement of Operations (Unaudited)
For the Three Months Ended September 30, 2009 and 2008

	Three Months Ended
	September 30,
	2009	2008
Net sales	$1,329	$1,929
Costs and expenses
Cost of sales	1,247	1,881
Selling, general and administrative expenses	73	87
Amortization of intangibles	18	18
Realignment charges, net	14	16
Impairment of goodwill		105
Impairment of intangible assets		3
Other income, net	10	2

Loss from continuing operations before interest, reorganization items and income taxes	(13)	(179)
Interest expense	36	37
Reorganization items		1

Loss from continuing operations before income taxes	(49)	(217)
Income tax benefit (expense)	9	(24)
Equity in earnings of affiliates	2	(13)

Loss from continuing operations	(38)	(254)
Loss from discontinued operations		(1)

Net loss	(38)	(255)
Less: Noncontrolling interests net income		1

Net loss attributable to the parent company	(38)	(256)
Preferred stock dividend requirements	8	8

Net loss available to common stockholders	$(46)	$(264)

Loss per share from continuing operations attributable to parent company stockholders:
Basic	$(0.45)	$(2.64)
Diluted	$(0.45)	$(2.64)
Loss per share from discontinued operations attributable to parent company stockholders:
Basic	$—	$(0.02)
Diluted	$—	$(0.02)
Net loss per share attributable to parent company stockholders:
Basic	$(0.45)	$(2.66)
Diluted	$(0.45)	$(2.66)
Average common shares outstanding
Basic	101	100
Diluted	101	100

DANA HOLDING CORPORATION
Consolidated Statement of Operations (Unaudited)
For the Nine Months Ended September 30, 2009 and 2008

	Dana	Combined (1)	Dana	Prior Dana
			Eight Months	One Month
	Nine Months Ended		Ended	Ended
	September 30,		September 30,	January 31,
	2009	2008	2008	2008
Net sales	$3,735	$6,574	$5,823	$751
Costs and expenses
Cost of sales	3,598	6,274	5,572	702
Selling, general and administrative expenses	217	270	236	34
Amortization of intangibles	53	49	49
Realignment charges, net	93	73	61	12
Impairment of goodwill		180	180
Impairment of intangible assets	6	10	10
Other income, net	100	62	54	8

Income (loss) from continuing operations before interest, reorganization items and income taxes	(132)	(220)	(231)	11
Interest expense	108	107	99	8
Reorganization items	(2)	120	22	98
Fresh start accounting adjustments		1,009		1,009

Income (loss) from continuing operations before income taxes	(238)	562	(352)	914
Income tax benefit (expense)	39	(255)	(56)	(199)
Equity in earnings of affiliates	(2)	(8)	(10)	2

Income (loss) from continuing operations	(201)	299	(418)	717
Loss from discontinued operations		(10)	(4)	(6)

Net income (loss)	(201)	289	(422)	711
Less: Noncontrolling interests net income (loss)	(6)	8	6	2

Net income (loss) attributable to the parent company	(195)	281	(428)	709
Preferred stock dividend requirements	24	21	21

Net income (loss) available to common stockholders	$(219)	$260	$(449)	$709

Income (loss) per share from continuing operations attributable to parent company stockholders:
Basic	$(2.17)		$(4.45)	$4.77
Diluted	$(2.17)		$(4.45)	$4.75
Loss per share from discontinued operations attributable to parent company stockholders:
Basic	$—		$(0.04)	$(0.04)
Diluted	$—		$(0.04)	$(0.04)
Net income (loss) per share attributable to parent company stockholders:
Basic	$(2.17)		$(4.49)	$4.73
Diluted	$(2.17)		$(4.49)	$4.71
Average common shares outstanding
Basic	100		100	150
Diluted	100		100	150

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the nine months ended September 30, 2008.

DANA HOLDING CORPORATION
Consolidated Balance Sheet (Unaudited)
As of September 30, 2009 and December 31, 2008

	September 30,	December 31,
	2009	2008
Assets
Current assets
Cash and cash equivalents	$814	$777
Accounts receivable
Trade, less allowance for doubtful accounts of $19 in 2009 and $23 in 2008	800	827
Other	158	170
Inventories
Raw materials	309	394
Work in process and finished goods	370	521
Other current assets	75	58

Total current assets	2,526	2,747

Goodwill	113	108
Intangibles	508	569
Investments and other assets	242	207
Investments in affiliates	135	135
Property, plant and equipment, net	1,738	1,841

Total assets	$5,262	$5,607

Liabilities and equity
Current liabilities
Notes payable, including current portion of long-term debt	$30	$70
Accounts payable	643	824
Accrued payroll and employee benefits	122	120
Accrued realignment costs	30	65
Taxes on income	65	93
Other accrued liabilities	276	274

Total current liabilities	1,166	1,446

Long-term debt	966	1,181
Deferred employee benefits and other non-current liabilities	867	845
Commitments and contingencies

Total liabilities	2,999	3,472

Parent company stockholders’ equity
Preferred stock, 50,000,000 shares authorized
Series A, $0.01 par value, 2,500,000 issued and outstanding	242	242
Series B, $0.01 par value, 5,400,000 issued and outstanding	529	529
Common stock, $.01 par value, 450,000,000 authorized, 134,164,308 issued and outstanding	1	1
Additional paid-in capital	2,545	2,321
Accumulated deficit	(925)	(706)
Accumulated other comprehensive loss	(228)	(359)

Total parent company stockholders’ equity	2,164	2,028
Noncontrolling interests	99	107

Total equity	2,263	2,135

Total liabilities and equity	$5,262	$5,607

DANA HOLDING CORPORATION
Consolidated Statement of Cash Flows (Unaudited)
For the Three Months Ended September 30, 2009 and 2008

	Three Months Ended
	September 30,
	2009	2008
Cash flows — operating activities
Net loss	$(38)	$(255)
Depreciation	79	74
Amortization of intangibles	22	22
Amortization of deferred financing charges and original issue discount	9	6
Impairment of goodwill and other intangible assets		108
Deferred income taxes	(5)	(1)
Loss on extinguishment of debt	5
Reorganization:
Reorganization items net of cash payments		(1)
Payment of claims (1)		(3)
Change in working capital	84	(59)
Other, net	9	27

Net cash flows provided by (used in) operating activities (1)	165	(82)

Cash flows — investing activities
Purchases of property, plant and equipment (1)	(20)	(72)
Proceeds from sale of businesses and assets	1
Other		4

Net cash flows used in investing activities	(19)	(68)

Cash flows — financing activities
Net change in short-term debt	(1)	14
Deferred financing payments		(1)
Proceeds from long-term debt	2
Repayment of long-term debt	(115)	(4)
Proceeds from issuance of common stock	217
Dividends paid to preferred stockholders		(7)
Dividends paid to noncontrolling interests	(3)	(1)
Other	(1)	8

Net cash flows provided by financing activities	99	9

Net increase (decrease) in cash and cash equivalents	245	(141)
Cash and cash equivalents — beginning of period	553	1,191
Effect of exchange rate changes on cash balances	16	(43)

Cash and cash equivalents — end of period	$814	$1,007

(1)	Free cash flow of $145 in 2009 and ($151) in 2008 is the sum of net cash provided by (used in) operating activities (excluding claims payments) reduced by the purchases of property, plant and equipment.

DANA HOLDING CORPORATION
Consolidated Statement of Cash Flows (Unaudited)
For the Nine Months Ended September 30, 2009 and 2008

	Dana	Combined (1)	Dana	Prior Dana
			Eight Months	One Month
	Nine Months Ended		Ended	Ended
	September 30,		September 30,	January 31,
	2009	2008	2008	2008
Cash flows — operating activities
Net loss	$(201)	$289	$(422)	$711
Depreciation	231	217	194	23
Amortization of intangibles	64	60	60
Amortization of inventory valuation		49	49
Amortization of deferred financing charges and original issue discount	27	17	17
Impairment of goodwill and other intangible assets	6	190	190
Deferred income taxes	(31)	173	(18)	191
Gain on extinguishment of debt	(35)
Reorganization:
Reorganization items net of cash payments	(4)	55	(24)	79
Payment of claims (2)		(100)	(100)
Payments to VEBAs (2)		(788)	(733)	(55)
Gain on settlement of liabilities subject to compromise		(27)		(27)
Fresh start adjustments		(1,009)		(1,009)
Pension contributions in excess of expense	(5)	(32)	(32)
Change in working capital	49	(213)	(152)	(61)
Other, net	(13)	64	38	26

Net cash flows provided by (used in) operating activities (2)	88	(1,055)	(933)	(122)

Cash flows — investing activities
Purchases of property, plant and equipment (2)	(74)	(164)	(148)	(16)
Proceeds from sale of businesses and assets	3	5		5
Change in restricted cash		93		93
Other		(5)		(5)

Net cash flows provided by (used in) investing activities	(71)	(71)	(148)	77

Cash flows — financing activities
Net change in short-term debt	(36)	(92)	(74)	(18)
Advance received on corporate facility sale	11
Proceeds from Exit Facility debt		1,430	80	1,350
Deferred financing payments	(1)	(42)	(2)	(40)
Proceeds from long-term debt	5
Repayment of long-term debt	(197)	(11)	(11)
Proceeds from issuance of common stock	217
Dividends paid to preferred stockholders		(18)	(18)
Dividends paid to noncontrolling interests	(5)	(6)	(6)
Repayment of debtor-in-possession facility		(900)		(900)
Payment of DCC Medium Term Notes		(136)		(136)
Original issue discount payment		(114)		(114)
Issuance of Series A and Series B preferred stock		771		771
Other	(1)		1	(1)

Net cash flows provided by (used in) financing activities	(7)	882	(30)	912

Net increase (decrease) in cash and cash equivalents	10	(244)	(1,111)	867
Cash and cash equivalents — beginning of period	777	1,271	2,147	1,271
Effect of exchange rate changes on cash balances	27	(24)	(29)	5
Net change in cash of discontinued operations		4		4

Cash and cash equivalents — end of period	$814	$1,007	$1,007	$2,147

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the nine months ended September 30, 2008.

(2)	Free cash flow of $14 in 2009 and ($331) in 2008 is the sum of net cash provided by (used in) operating activities (excluding claims payments) reduced by the purchases of property, plant and equipment.

DANA HOLDING CORPORATION
Segment Sales & EBITDA
For the Three Months Ended September 30, 2009 and 2008

	Three Months Ended
	September 30,
	2009	2008
SALES
Light Vehicle Driveline	$547	$671
Sealing	140	175
Thermal	45	60
Structures	157	192
Commercial Vehicle	256	405
Off-Highway	184	424
Other		2

Total Sales	$1,329	$1,929

EBITDA
Light Vehicle Driveline	$46	$20
Sealing	11	14
Thermal	3	(2)
Structures	11	5
Commercial Vehicle	26	7
Off-Highway	11	17

Segment EBITDA	108	61
Shared services and administrative	(5)	(6)
Other expense, net	(2)	(5)
Foreign exchange not in segments		(3)

EBITDA	$101	$47

DANA HOLDING CORPORATION
Segment Sales and EBITDA
For the Nine Months Ended September 30, 2009 and 2008

	Dana	Combined (1)	Dana	Prior Dana
			Eight Months	One Month
	Nine Months Ended		Ended	Ended
	September 30,		September 30,	January 31,
	2009	2008	2008	2008
SALES
Light Vehicle Driveline	$1,426	$2,376	$2,095	$281
Sealing	377	571	507	64
Thermal	126	217	189	28
Structures	403	717	627	90
Commercial Vehicle	763	1,251	1,121	130
Off-Highway	640	1,436	1,279	157
Other		6	5	1

Total Sales	$3,735	$6,574	$5,823	$751

EBITDA
Light Vehicle Driveline	$79	$106	$96	$10
Sealing	11	56	50	6
Thermal	3	7	4	3
Structures	20	49	45	4
Commercial Vehicle	53	53	47	6
Off-Highway	27	106	92	14

Segment EBITDA	193	377	334	43
Shared services and administrative	(15)	(19)	(16)	(3)
Other income (expense), net	30	(10)	(8)	(2)
Foreign exchange not in segments	3	(3)	(3)

EBITDA	$211	$345	$307	$38

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the nine months ended September 30, 2008.

DANA HOLDING CORPORATION
Segment EBITDA Reconciliation (Unaudited)
Reconciliation of Segment EBITDA to Income (Loss)
from Continuing Operations Before Income Taxes
For the Three Months Ended September 30, 2009 and 2008

	Three Months Ended
	September 30,
	2009	2008
Segment EBITDA	$108	$61
Shared services and administrative	(5)	(6)
Other expense, net	(2)	(5)
Foreign exchange not in segments		(3)

EBITDA	101	47
Depreciation	(79)	(74)
Amortization	(22)	(22)
Realignment	(14)	(16)
Impairment		(108)
Reorganization items, net		(1)
Loss on extinguishment of debt	(5)
Strategic transaction expenses	(2)	(4)
Loss on sale of assets, net	(1)	(5)
Stock compensation expense	(3)	(1)
Foreign exchange on intercompany loans and market value adjustments on hedges	6	(7)
Interest expense	(36)	(37)
Interest income	6	11

Loss from continuing operations before income taxes	$(49)	$(217)

DANA HOLDING CORPORATION
Segment EBITDA Reconciliation (Unaudited)
Reconciliation of Segment EBITDA to Income (Loss)
from Continuing Operations Before Income Taxes
For the Nine Months Ended September 30, 2009 and 2008

	Dana	Combined (1)	Dana	Prior Dana
			Eight Months	One Month
	Nine Months Ended		Ended	Ended
	September 30,		September 30,	January 31,
	2009	2008	2008	2008
Segment EBITDA	$193	$377	$334	$43
Shared services and administrative	(15)	(19)	(16)	(3)
Other income (expense), net	30	(10)	(8)	(2)
Foreign exchange not in segments	3	(3)	(3)

EBITDA	211	345	307	38
Depreciation	(231)	(217)	(194)	(23)
Amortization	(64)	(109)	(109)
Realignment	(93)	(73)	(61)	(12)
DCC EBIT		(2)	(2)
Impairment	(6)	(190)	(190)
Reorganization items, net	2	(120)	(22)	(98)
Gain on extinguishment of debt	35
Strategic transaction expenses	(4)	(7)	(7)
Loss on sale of assets, net	(2)	(7)	(7)
Stock compensation expense	(7)	(4)	(4)
Foreign exchange on intercompany loans and market value adjustments on hedges	11	4		4
Interest expense	(108)	(107)	(99)	(8)
Interest income	18	40	36	4
Fresh start accounting adjustments		1,009		1,009

Income (loss) from continuing operations before income taxes	$(238)	$562	$(352)	$914

(1)	See “Non-GAAP Measures” in body of press release for comments regarding the presentation of combined information for the nine months ended September 30, 2008.